Exhibit 99.1
SEPTEMBER 2022 Helix Energy Solutions Company Update

FORWARD-LOOKING STATEMENTS

References in this presentation to "our" or "Helix" means Helix Energy Solutions Group, Inc., together with our subsidiaries. References in this presentation to "Alliance" means Helix Alliance Decom, LLC, a wholly-owned subsidiary of Helix. This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding the COVID-19 pandemic and oil price volatility and their respective effects and results, our protocols and plans, our current work continuing, the spot market, our ability to identify, effect, and integrate acquisitions, joint ventures or other transactions, including the integration of the Alliance acquisition; any statements regarding the Thunder Hawk transaction; our spending and cost reduction plans and our ability to manage changes; our strategy; any statements regarding visibility and future utilization; any projections of financial items including projections as to guidance and other outlook information; any statements regarding future operations expenditures; any statements regarding our plans, strategies and objectives for future operations; any statements regarding our ability to enter into, renew and/or perform commercial contracts; any statements concerning developments; any statements regarding our environmental, social and governance ("ESG") initiatives; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the results and effects of the COVID-19 pandemic and actions by governments, customers, suppliers and partners with respect thereto; market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ability to secure and realize backlog; the effectiveness of our ESG initiatives and disclosures; human capital management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law.

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HELIX COMPANY OVERVIEW

Helix Energy Solutions provides specialty services to the offshore energy industry with a focus on well intervention and robotics operations. Our services are centered toward and well positioned to facilitate global energy transition by maximizing production of remaining oil and gas reserves, decommissioning end-of-life oil and gas fields, and supporting renewable energy developments

- Oil & Gas services cover the lifecycle of a field and are critical to maximizing production economics and safely decommissioning end-of-life wells and infrastructure
- Expanding Renewables services where we currently offer trenching, site clearance, and subsea support
- Expansion into full-field shallow water decommissioning in the Gulf of Mexico with the Alliance acquisition on July 1, 2022

Four reportable business segments: Well Intervention, Robotics, Production Facilities and Helix Alliance

Liquidity[1] of $321 million, net debt[2] of $4 million and contract backlog of $552 million as of June 30, 2022

Subsea Services Alliance with Schlumberger provides integrated equipment and services for subsea well intervention

Business Mix[3]

Revenue


10%
29%
61%
$675 million
Well Intervention
Robotics
Production Facilities
Helix Alliance5

Global Operations[4]

1,522 Helix employees worldwide primarily operating in the Gulf of Mexico, Brazil, North Sea, Asia Pacific and West Africa regions

667 Helix Alliance employees in the Gulf of Mexico



7 Well Intervention Vessels
Seven dedicated well intervention vessels

4 ROV Support Vessels
Four ROV support vessels on term charters

40 Remotely Operated Vehicles (ROV)
40 work class ROVs

10 Intervention Systems
Six intervention riser systems, three subsea intervention lubricators, and one riserless openwater abandonment module

5 Robotics Assets
Four trenching systems and one ROVDrill system

5 Regional Offices
Houston, Texas, USA (HQ)
Aberdeen, United Kingdom
Rio de Janeiro, Brazil
Singapore
Houma, Louisiana

26 Helix Alliance Systems
20 P&A systems and six coiled tubing systems

21 Helix Alliance Vessels
Ten liftboats, six OSV's, three diving vessels, one heavy lift barge and one crew boat

[1] Liquidity is calculated as the sum of cash and cash equivalents plus available capacity under the Company's ABL facility excludes restricted cash, if any; does not reflect the Alliance acquisition that closed July 1, 2022
[2] Net debt is calculated as long-term debt, including current maturities of long-term debt, less cash and cash equivalents and restricted cash
[3] Based on the twelve months ended December 31, 2021; Percentages exclude eliminations
[4] As of June 30, 2022
[5] Helix Alliance revenue will be included for periods beginning July 1, 2022

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HELIX COMPANY OVERVIEW 4 •World's leading provider of both well intervention and subsea robotics technologies to offshore energy industry •Pioneer and established leading provider of well intervention solutions with a competitive advantage •Track record of 1,610 subsea wells 1 and over 30 years of global experience •Large and growing addressable market in both well intervention (including production enhancement and decommissioning) and robotics •Industry-leading, built-for-purpose fleet that can be mobilized worldwide •Experienced and highly skilled workforce •Strong robotics franchise with deepwater ROV track record in oil & gas, renewable energy, subsea mining, and specialty services that spans over 25 years •Strong culture of innovation, with best-in-class operations and technology portfolio •Core Health, Safety and Environment (HSE) values with proven track record •Comprehensive array of solutions offered via strategic alliance with Schlumberger •Our core offerings represent sustainable solutions, and our ability to help our customers achieve ESG successes provides long-term value to Helix shareholders 1 Does not include Helix Alliance

ENERGY TRANSITION The three legs to our model establish Helix as a meaningful Energy Transition company with significant potential: Maximizing Remaining Reserves Abandonment and Decommissioning Offshore Renewables and Wind Farms Maximizing Remaining Reserves • Production Enhancement –continue assisting oil and gas producers maximize the recovery of existing fields, mitigating need for new drilling, using our methodologies and purpose-built assets • Alternative solutions –extending end-of-life fields prior to our provision of abandonment solutions Abandonment and Decommissioning •Historical success as full-field abandonment contractor •Expansion into Gulf of Mexico shallow water full-field abandonment with Alliance acquisition in 2022 •Believe regulators’ renewed push for accelerated plug and abandonment (P&A) will accelerate growth of abandonment Offshore Renewables and Wind Farms •Cable trenching and site preparation services, with opportunities to expand •Ability to offer further specialty support services and geographic expansion 5

•Market leader in Well Intervention and Robotics/Trenching •Riser-based and riserless intervention capabilities •Increasing contribution of offshore Renewables market •Expansion into the Gulf of Mexico shallow water decommissioning market •Geographically diverse scope of operations •Diverse customer base including large concentration of blue-chip customers •Purpose-built, advanced Well Intervention fleet •Integrated offerings •Healthy balance sheet and good liquidity position •Extended well life via intervention defers cessation of production and P&A spend •P&A is regulatory driven; demand expected to increase over time •Demand for a more cost-effective solution to rigs •Robotics is essential for credible quality performance in deep- water operations •Expanding Renewables market WHY CHOOSE HELIX? 6

SUSTAINABILITY We continue to implement and improve Environmental, Social and Governance (“ESG”) initiatives and disclosures throughout our business. We incorporate ESG initiatives into our core business values and priorities of safety, sustainability and value creation witha top- down approach led by management and our Board of Directors. Our Board and management are committed to implementing and improving ESG initiatives throughout our business. Our most recent version of our Corporate Sustainability Report (available here ) significantly expands our disclosures and transparency related to our operational, environmental, safety performance and human capital metrics and details the composition of our workforce and discloses our Scope 1, Scope 2 and Scope 3 greenhouse gas (“GHG”) metrics for 2019 and 2020, including target GHG reductions. Our Corporate Sustainability Report reflects our commitment to transition to a more sustainable future and continue the discussion regarding ESG in current and future disclosures, all of which we believe further creates value for our investors, customers and employees. 7

ENVIRONMENTAL, SOCIAL AND GOVERNANCE Environmental •Our business supports both the responsible transition from a carbon- based economy and extending the value and therefore the life cycle of underutilized wells, which in turn helps clients avoid drilling new wells. These efforts are published in greater detail in our Corporate Sustainability Report, a copy of which is available on our website at www.helixesg.com/about-helix/our-company/corporate-sustainability Social •Investment in our human capital is a priority at Helix. When hiring employees, we strive to create value in the communities in which we operate by looking for local talent first Governance •Our Board defines diversity expansively and has determined that it is desirable for the Board to have diverse viewpoints, professional experiences, backgrounds (including gender, race, ethnicity and educational backgrounds) and skills, with the principal qualification of a director being the ability to act effectively on behalf of Company shareholders. •Our Board has been significantly refreshed over the past three years, adding three new members •Our Board’s Corporate Governance and Nominating Committee oversees, assesses and reviews our ESG strategy, including with respect to climate change 8

Helix Well Ops is a leader in rigless offshore well intervention, providing fast, flexible and high-quality well management services Our purpose-built riserless and riser-based well intervention vessels and subsea systems operate worldwide to provide customer value throughout the well life cycle Low operating costs and ability to mobilize quickly enables Helix’s vessels to operate at costs lower than offshore drilling rigs that provide intervention services WELL INTERVENTION Business Mix 1 Revenue 1 Based on the twelve months ended December 31, 2021; Percentages exclude eliminations and other 2 Helix Alliance revenue will be included for periods beginning July 1, 2022 $517 million 0% 9 61% Well Intervention Robotics Production Facilities Helix Alliance 2

•Fleet of seven purpose-built well intervention vessels •Both riser-based and riserless intervention systems •1,610 subsea well intervention 1 operations performed worldwide, includes production enhancement and abandonment operations •598 well abandonment 1 operations performed worldwide •Geographically diverse scope of operations •Large concentration of blue-chip customers •Able to offer fully integrated intervention services through our Subsea Services Alliance with Schlumberger WHAT SETS HELIX APART IN WELL INTERVENTION 10 1 Does not include Helix Alliance

HELIX WELL INTERVENTION VESSELS & ASSETS Q4000 (Gulf of Mexico) Dynamically positioned class 3 (“DP3”) purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Q5000 (Gulf of Mexico) DP3 purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Q7000 (West Africa / Asia Pacific) DP3 purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Siem Helix 1 & Siem Helix 2 (Brazil) DP3 purpose-built well intervention vessels capable of completing a wide range of subsea projects Under charter agreements through February 2025 (SH1) and February 2027 (SH2) Seawell (North Sea) Dynamically positioned class 2 (“DP2”) light well intervention and saturation diving vessel Well Enhancer (North Sea) DP3 custom designed well intervention and saturation diving vessel Intervention Riser Systems Utilized for wireline intervention, production logging, coiled-tubing operations, well stimulation and full P&A operations Subsea Intervention Lubricators Enable efficient and cost-effective riserless intervention or abandonment solutions for all subsea wells up to 1,500m water depth 11

Subsea Services Alliance created in 2015 to combine the expertise and capabilities of Helix and Schlumberger Comprehensive subsea well construction, intervention and decommissioning portfolio o Helix provides marine support, operational expertise and project management capabilities o Schlumberger provides intervention and completion running technologies and subsea production systems (through OneSubsea) INTEGRATED APPROACH TO SUBSEA WELL SERVICES •Utilizes vessels that can handle well commissioning, intervention, artificial lift and abandonment services o Eliminates the need for costly offshore drilling rigs for support •Ongoing development of technologies that provide efficient products and services for the offshore market •Deep-and ultra-deepwater basins •High-pressure, high-temperature environments •Novel subsea well access, remediation and intervention for subsea production and processing •Complementary project managers with extensive experience to provide operational efficiency •A single source of expertise, services and technologies provides for simpler and more cost- effective subsea well intervention services while maximizing project safety 12

Helix Robotics Solutions is a leading supplier of subsea engineering services, operating state of the art remote operated vehicles (ROVs), seabed trenchers and support/construction vessels Our deep-water ROV track record spans over 25 years, including oil & gas, renewable energy, construction services and specialty services projects executed successfully around the world •Helix has a meaningful market share of the global ROV market, including the growing renewable energy industry •Helix charters vessels to support deployment of robotics assets and engages spot vessels on short-term charter agreements as needed HELIX ROBOTICS Business Mix 1 Revenue $137 million 1 Based on the twelve months ended December 31, 2021; Percentages exclude eliminations and other 2 Helix Alliance revenue will be included for periods beginning July 1, 2022 13 29% Well Intervention Robotics Production Facilities Helix Alliance 2

Grand Canyon II (Asia Pacific) A versatile and technically advanced DP3 multi-role construction support vessel Under charter agreement through December 2027 Grand Canyon III (North Sea) A versatile and technically advanced DP3 multi- role construction support vessel Under charter agreement through May 2028 Shelia Bordelon (Gulf of Mexico) A Jones Act Compliant DP2 ultra-light intervention vessel perfect Under charter agreement through June 2024 HELIX ROBOTICS VESSELS & ASSETS ROV Fleet (40 units) Highly maneuverable underwater robots that are capable of performing a broad array of subsea construction and well intervention tasks Subsea Trenchers (4 units) Provide subsea power cable, umbilical, pipeline and flowline trenching in water depths up to 3,000 meters ROVDrill Fully automated seabed operated drilling module capable of carrying out a range of drilling, sampling and in SITU tests Horizon Enabler (North Sea) DP2 multi-purpose ROV and light construction vessel for projects in both the offshore Renewables and oil and gas sectors Under flexible charter agreement through December 2023 14

•A fleet of advanced work-class ROVs and trenchers, including several units custom built to our specifications •Our subsea expertise in robotics is applicable to both the Oil and Gas and Renewables markets 1 •Leading provider for water jetting and mechanical cutting trenching solutions and ROV support for offshore oil and gas and wind farm development •Continued expansion of Renewables offerings •Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirements and market conditions WHAT SETS HELIX APART IN ROBOTICS Renewable Energy Specialty Services Construction Services Oil & Gas 1 Revenue from Renewables projects made up approximately 45% and 23% of Robotics revenues during first half of 2022 and full year 2021, respectively 15

Helix Alliance is a leading supplier of full-field decommissioning services to the Gulf of Mexico shelf Owned-fleet of Jones Act support vessels and equipment including liftboats, P&A spreads, OSVs, coiled tubing spreads, diving vessels and a heavy lift barge In addition to decommissioning, services include project management, engineered solutions, intervention, maintenance, repair, heavy lift and commercial diving services HELIX ALLIANCE 16 Well Intervention Robotics Production Facilities Helix Alliance 2 1 Based on the twelve months ended December 31, 2021; Percentages exclude eliminations and other 2 Helix Alliance revenue will be included for periods beginning July 1, 2022 Business Mix 1

Liftboats Ten liftboats ranging in size up to 265 feet Dive Support Vessels Three dive support vessels P&A Spreads 20 P&A Spreads HELIX ALLIANCE VESSELS & ASSETS Offshore Supply Vessels (OSVs) Six OSV’s ranging from 150 feet to 170 feet and one crewboat Heavy Lift Derrick Barge Epic Hedron 1,763-ton derrick barge Coiled Tubing Spreads Six coiled tubing units and one snubbing unit 17

Helix Production Facilities includes the Helix Producer 1 floating production unit (FPU), which is operating under a production handling contract until at least June 1, 2023 The segment also includes the Helix Fast Response System and our ownership of the Gulf of Mexico wells and related infrastructure associated with the Droshky Prospect and our interest in the Thunder Hawk Field, which was acquired August 2022 HELIX PRODUCTION FACILITIES Revenue $69 million 18 10% 1 Based on the twelve months ended December 31, 2021; Percentages exclude eliminations and other 2 Helix Alliance revenue will be included for periods beginning July 1, 2022 and revenue related to our Thunder Hawk interest will be included for periods beginning August 26, 2022 Well Intervention Robotics Production Facilities 2 Helix Alliance 2 Business Mix 1

Key Financial Metrics and Outlook 19

DEBT & LIQUIDITY PROFILE ($ in millions) Liquidity amounts do not reflect the acquisition of the Alliance group of companies on July 1, 2022 1 Cash includes cash and cash equivalents but excludes restricted cash at December 31, 2019 and 2021 and June 30, 2022 of $54 million, $74 million and $3 million, respectively 2 Long-term debt through December 31, 2020 was net of unamortized discounts and issuance costs; beginning January 1, 2021, long-term debt is net of issuance costs only 3 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s $80 million ABL facilityand excludes restricted cash 4 Net debt is calculated as long-term debt (including current maturities of long-term debt) less cash and cash equivalents and restricted cash $267 $279 $208 $291 $254 $261 $(496) $(440) $(406) $(350) $(305) $(267) $348 $426 $380 $452 $305 $321 $(229) $(161) $(143) $(58) $22 $(4) ($500) ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash¹ Long-term debt² Liquidity³ Net debt⁴ 12/31/17 12/31/1812/31/1912/31/2012/31/216/30/22 20

DEBT INSTRUMENT PROFILE Total funded debt 1 of $275 million at 6/30/22 •$30 million Convertible Senior Notes due 2023 –4.125% •$200 million Convertible Senior Notes due 2026 –6.75% •$45 million MARAD Debt –4.93% •Semi-annual amortization payments through maturity in Q1 2027 $0 $50 $100 $150 $200 $250 202220232024202520262027 Principal Payment Schedule at 6/30/22 ($ in millions) CSN 2023 CSN 2026 MARAD $4 $38 1 Excludes $8 million of remaining unamortized debt issuance costs $9 $210 $9 $5 21

Revenue Free Cash Flow 1 1 Adjusted EBITDA and Free Cash Flow are Non-GAAP financial measures, see non-GAAP reconciliations on slide 32 2 Helix Alliance revenue will be included for periods beginning July 1, 2022 $581 $740 $752 $734 $675 $30 $29 $58 $22 $(62) ($80) ($60) ($40) ($20) $0 $20 $40 $60 $80 $0 $200 $400 $600 $800 20172018201920202021 Revenue Net Income (loss) Net income (loss) Adjusted EBITDA 1 FIVE YEAR TREND 2 ($ IN MILLIONS) $107 $162 $180 $155 $96 ($169) $60 $31 $80 $132 ($200) ($150) ($100) ($50) $0 $50 $100 $150 $0 $25 $50 $75 $100 $125 $150 $175 $200 20172018201920202021 Adjusted EBITDA Free Cash Flow¹ 22

REVENUE DISPERSION 1 ($ IN MILLIONS) Geography Segments 68% 74% 73% 71% 74% 21% 17% 19% 21% 16% 11% 9% 8% 8% 10% $0 $200 $400 $600 $800 20172018201920202021 Well Intervention Robotics Production Facilities 49% 37% 40% 42% 34% 12% 28% 29% 28% 23% 27% 26% 26% 18% 15% 6% 19% 12% 9% 5% 6% 9% $0 $200 $400 $600 $800 20172018201920202021 United States Brazil United Kingdom West Africa Other 23 1 Helix Alliance revenue will be included for periods beginning July 1, 2022

24 2022 OUTLOOK: FORECAST ($ in millions) 2021 Helix Outlook 3 Helix Alliance 4 CombinedActual Revenues$ 650 - 725$ 75 - 100$ 725 - 825675 $ Adjusted EBITDA 1 70 - 8515 - 2585 - 11096 Free Cash Flow 1 (30) - (5)10 - 20(20) - 15132 Capital Additions 2 47 - 553 - 550 - 6017 Revenue Split: Well Intervention$ 460 - 510$ 460 - 510517 $ Robotics165 - 180165 - 180137 Production Facilities70 - 8070 - 8069 Helix Alliance- 75 - 10075 - 100- Eliminations(45) (45) (48) Total$ 650 - 725$ 75 - 100$ 725 - 825675 $ 2022 1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See non-GAAP reconciliations on slide 32 2 2022 Outlook and 2021 Actual include regulatory certification costs for our vessels and systems 3 Helix Outlook presents the forecast for the Helix legacy businesses for the full year 2022 4 Helix Alliance presents the forecast for the Alliance group of companies for the period July 1, 2022 (date of acquisition) through December 31, 2022

2022 OUTLOOK –WELL INTERVENTION • Q4000 (Gulf of Mexico) –contracted work into Q4 with expected strong utilization during remainder of the year • Q5000 (Gulf of Mexico) – contracted work into late Q4 with expected strong utilization during remainder of the year • IRS rental units (Gulf of Mexico) –15K IRS has contracted backlog during Q3 with availability during remainder of the year; 10K IRS available in the spot market with limited visibility • WellEnhancer (North Sea) –contracted work into Q4 with strong utilization expected during remainder of the year • Seawell (North Sea) –contracted work into Q4 with strong utilization expected during remainder of the year • Q7000 (West Africa, Asia Pacific) – completed approximate 40-day maintenance period in Namibia in July and returned to Nigeria for one-to-four-well campaign; subsequent planned transit to the Asia Pacific region with an approximate 30-day docking prior to contracted decommissioning campaign offshore New Zealand expected to commence early 2023 • Siem Helix 1 (Brazil) –contracted ROV survey and IRM work in Brazil into Q4 followed by intervention work on two-year contract expected to commence late Q4 or early Q1 2023 • Siem Helix 2 (Brazil) –under contract for Petrobras through mid-December 25

Robotics • Grand Canyon II (Asia Pacific) –performed ROV support work on windfarm project offshore Taiwan expected through Q3 and expected to have high utilization during remainder of 2022 before charter expiration date at end of the year • Grand Canyon III (North Sea) –performing seasonal trenching campaign for several customers through late Q3 with good visibility and strong utilization expected through year end • Renewables site clearance –performing boulder removal project in the North Sea using spot vessels expected through July and pursuing other site clearance projects • Horizon Enabler (North Sea)–commenced trenching project in July in Egypt with expected high utilization through mid-Q4 with visibility for the remainder of the year • Shelia Bordelon (U.S.) – expected high utilization through Q3, including approximately 60 days expected windfarm support work off U.S. East Coast, with follow-on opportunities and good visibility for remainder of the year Production Facilities •Stable ongoing operations on the Helix Producer 1 •Higher oil and gas production expected following our acquisition of a 62.5% interest in the Thunder Hawk Field on August 26, 2022 2022 OUTLOOK –ROBOTICS AND PRODUCTION FACILITIES 26

• Offshore – marine services with diversified fleet consisting of six offshore supply vessels (OSVs), 10 liftboats (ranging in size up to 265 feet) and one crewboat • 2022 Outlook – expect stable utilization on seven to nine liftboats and variable seasonal utilization on OSVs and crewboat for balance of 2022 • Energy Services – provider of P&A and intervention services for surface infrastructure in coastal and offshore environments; equipment consists of 20 P&A spreads, nine coiled tubing units and one snubbing unit • 2022 Outlook – strong utilization for eight to 12 P&A spreads and one to three coiled tubing units expected for balance of 2022 • Diving & Heavy Lift – diving services from three diving support vessels and heavy lift solutions from the EPIC Hedron 1,763-ton derrick barge • 2022 Outlook – seasonal work with good utilization expected in diving services through Q3 and heavy lift work expected into Q3 2022 OUTLOOK –HELIX ALLIANCE 27

2022 Capital additions are forecasted at approximately $50 -$60 million: •Primarily maintenance capex related to regulatory recertification costs of our vessels and systems •Capital additions during Q2 approximated $11 million and included •Approximately $9 million for regulatory recertification costs, reported in operating cash flows •Approximately $2 million of capital expenditures for new property and equipment •Capital additions for Helix and Alliance for remainder of 2022 expected to be approximately $28 to $38 million •Capital additions for Helix Alliance for remainder of 2022 expected to be $3 to $5 million and consist primarily of maintenance capex Alliance acquisition closed July 1, 2022 for approximately $120 million cash Balance Sheet •Our total funded debt 1 is expected to decrease by $4 million (from $275 million at June 30, 2022 to $271 million at December 31, 2022) as a result of scheduled principal payments 2022 OUTLOOK: CAPITAL ADDITIONS & BALANCE SHEET 1 Excludes unamortized issuance costs 28

•Continue momentum on the three legs of our Energy Transition business model: production maximization, decommissioning and Renewables •Integration of Alliance and full-field abandonment capabilities •Expect to continue anticipated momentum from second half 2022 into 2023 •Operating cash flow improvements •Expected improved operating cash flows in 2023 compared to 2022 •Maintenance capex anticipated to be approximately $40-$50 million annually • Well Intervention •Focus on continued improved operating performance •Expect continued operations in Brazil and stronger 2023 with two-year Trident award expected to begin late Q4 2022 or early Q1 2023 • Q7000 to continue with planned Asia Pacific campaign in New Zealand and Australia with approximately 200 days contracted •Improving outlook for both utilization and rates in the Gulf of Mexico •Expect continued growth potential in West Africa •Expect tight North Sea intervention market in 2023, offering upward rate and utilization potential • Robotics •Anticipate continued strong Renewables trenching market •Continued Renewables site clearance project opportunities, including in the U.S. market •ROV market tightening • Helix Alliance •Full-year accretion of Alliance earnings in 2023 •Expected strong Gulf of Mexico shallow water decommissioning market BEYOND 2022 29

• Potential Improvements in 2023 1 We expect 2023 to be substantially better than 2022, based on the following: • Brazil –Both vessels expected to be working in intervention mode at profitable rates in 2023; expected EBITDA improvement $55 to $65 million in 2023 • Q7000 –Absence of regulatory inspections and transit in 2023 that will have occurred in 2022; expected EBITDA improvement $17 to $27 million in 2023 • Helix Alliance –Full year 2023 EBITDA expected to be $30 to $50 million, an incremental EBITDA benefit of $15 to $35 million compared to 2022 outlook • Utilization – Well Intervention increased utilization expected in 2023 compared to 2022, including the Q7000 , due to fewer days of regulatory maintenance and transit • Rates –Well Intervention rates expected to be up 30% to 45% for full year 2023 compared to rates at the beginning of 2022 • Robotics –Higher utilization and rates expected in 2023 • Production Facilities –Expect extension of Helix Producer 1 for 2023; higher oil and gas production following Thunder Hawk Field acquisition in August 2022 1 These potential improvements include key assumptions and estimates. Any significant variation from these key assumptions andestimates could limit our ability to achieve such improvements. BEYOND 2022 30

Non-GAAP Reconciliations and Supplemental Information 31

NON-GAAP RECONCILIATIONS ($ in thousands, unaudited) 12/31/201712/31/201812/31/201912/31/202012/31/2021 Reconciliation from Net Income (Loss) to Adjusted EBITDA: Net income (loss)30,052 $ 28,598 $ 57,697 $ 20,084 $ (61,684) $ Adjustments: Income tax provision (benefit)(50,424) 2,400 7,859 (18,701) (8,958) Net interest expense18,778 13,751 8,333 28,531 23,201 (Gain) loss on extinguishment of long-term debt397 1,183 18 (9,239) 136 Other (income) expense, net1,434 6,324 (1,165) (4,724) 1,490 Depreciation and amortization108,745 110,522 112,720 133,709 141,514 Goodwill impairment- - - 6,689 - Non-cash (gain) loss on equity investment1,800 3,430 (1,613) (264) - EBITDA110,782 166,208 183,849 156,085 95,699 Adjustments: (Gain) loss on disposition of assets, net39 (146) - (889) 631 General provision (release) for current expected credit losses- -- 746 (54) Other than temporary loss on note receivable- (1,129) - - Realized losses from foreign exchange contracts not designated as hedging instruments(3,605) (3,224) (3,761) (682) Adjusted EBITDA107,216 $ 161,709 $ 180,088 $ 155,260 $ 96,276 $ Free Cash Flow: Cash flows from operating activities51,638 $ 196,744 $ 169,669 $ 98,800 $ 140,117 $ Less: Capital expenditures, net of proceeds from sale of assets(221,127) (137,058) (138,304) (19,281) (8,271) Free cash flow(169,489) $ 59,686 $ 31,365 $ 79,519 $ 131,846 $ 32

NON-GAAP AND OTHER DEFINITIONS

Non-GAAP Financial Measures

We define EBITDA as earnings before income taxes, net interest expense, gains or losses on extinguishment of long-term debt, gains or losses on equity investments, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets, acquisition and integration costs and the general provision (release) for current expected credit losses, if any.

We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets.

We use EBITDA, Adjusted EBITDA and Free Cash Flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA and Free Cash Flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and Free Cash Flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

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1,123 3,235 1,446 1,713 1,478 1,514 0 600 1,200 1,800 2,400 3,000 3,600 2020A2021A2022E2023E2024E2025E Oil & Gas •Helix business lines are primarily production focused and activity driven by Upstream OpEx budgets •Current high commodity pricing environment favorable for offshore spending on both enhancement and decommissioning activities Renewable Energy •Robotics segment continues to expand into the Renewables market •Market leading position in Europe for trenching services •Expanded geographic mix into U.S. and Asia Pacific •Expanded services beyond trenching MACRO OUTLOOK SUPPORTS UPSIDE POTENTIAL Global Offshore Deepwater O&G OpEx 1 ($ in billions) Global Offshore Wind Additions 2 (Turbines / Foundations) 1 Rystad Energy | Service Demand Cube August 2022 2 Rystad Energy | Offshore Vessel Analysis Dashboard August 2022 53 60 71 80 81 83 $0 $20 $40 $60 $80 $100 2020A2021A2022E2023E2024E2025E 34

DECOMMISSIONING MARKET –NORTH AMERICA North America Decommissioning Market Outlook: 2022-2025 35 Source: Rystad Energy ServiceCube, SubseaCube, WellCube as of August 2022

DECOMMISSIONING MARKET –GLOBAL Global Decommissioning Market Outlook: 2022-2025 36 Source: Rystad Energy ServiceCube as of August 2022

Thank you